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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: NOVEMBER 9, 2001
              (Date of earliest event reported): SEPTEMBER 4, 2001



                         PRECISE SOFTWARE SOLUTIONS LTD.
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               (Exact Name of Registrant as Specified in Charter)



          ISRAEL                   000-30828                   NOT APPLICABLE
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(State or Other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation)            File Number)               Identification No.)



           10 HATA'SIYA STREET, P.O. BOX 1066, OR-YEHUDA 60408, ISRAEL
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               (Address of Principal Executive Offices) (ZIP Code)



      Registrant's telephone number, including area code: 972 (3) 634-5111
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              1 HASHIKMA STREET, P.O. BOX 88, SAVYON 56518, ISRAEL
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          (Former Name or Former Address, if Changed Since Last Report)


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         Precise Software Solutions Ltd. hereby reports the following items related to the acquisition of W. Quinn Associates, Inc. in a transaction accounted for as a purchase. The registrant filed on September 19, 2001 a Current Report on Form 8-K which disclosed that the acquisition had been completed. The registrant indicated in that report its intention to submit the financial statements and pro forma financial information prescribed by Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X, respectively, not later than 60 days from the date thereof in accordance with Subsection (a)(4) of Item 7 of the General Instructions for the Current Report on Form 8-K. This Amendment to that Current Report is being filed to provide that financial information.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements of W. Quinn Associates, Inc. are included as Exhibit 99.1 to this report and are incorporated herein by reference.

         (B) PRO FORMA COMBINED FINANCIAL STATEMENTS. The pro forma financial information of Precise Software Solutions Ltd. and W. Quinn Associates, Inc. is included as Exhibit 99.2 to this report and is incorporated herein by reference.

         (C) EXHIBITS.

             23.1  Consent of Hoffman, Fitzgerald & Snyder P.C.

             99.1  Financial Statements of W. Quinn Associates, Inc.

             99.2 Pro Forma Financial Statements of Precise Software Solutions Ltd. and W. Quinn Associates, Inc.




                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PRECISE SOFTWARE SOLUTIONS LTD.


Date: November 9, 2001                           By: /s/ J. Benjamin H. Nye
                                                     ---------------------------
                                                     J. Benjamin H. Nye
                                                     Chief Financial Officer
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                                  EXHIBIT INDEX




        Exhibit
        Number     Description
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         23.1      Consent of Hoffman, Fitzgerald & Snyder P.C.

         99.1      Financial Statements of W. Quinn Associates, Inc.

         99.2 Pro Forma Financial Statements of Precise Software Solutions Ltd. and W. Quinn Associates, Inc.